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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2012

MISCOR GROUP LTD.

(Exact name of registrant as specified in its charter)

Indiana	000-52380	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nave Road, SE, Massillon, Ohio		44646
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number: (330) 830-3500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 24, 2012, Miscor Group, Ltd. and its subsidiaries, Magnetech Industrial Services, Inc., and HK Engine Components, LLC (together the “Company”) executed the Loan Agreement and Security Agreement (“PNC Credit Facility”) with our new primary lender, PNC Bank, National Association (the “Lender”). There are two components to the PNC Credit Facility: A Committed Line of Credit Note (“Line of Credit”) and a Term Note.

The proceeds from the Line of Credit and Term Note will be used to payoff all borrowings with Wells Fargo, under the Eleventh Amendment to Credit and Security Agreement, and all subordinated debt related to John A. Martell, BDeWees, Inc. and XGen III, Ltd.

The Line of Credit allows for borrowings up to $6,500,000 which are collateralized by 85% of eligible accounts receivable and 50% of eligible inventory. Additionally, the Line of Credit allows for Letter(s) of Credit in the aggregate at any time outstanding not to exceed $1,500,000. The Line of Credit bears interest at a rate per annum equal to the Daily LIBOR Rate plus the applicable “LIBOR Margin” as set forth in the table below:

Funded Debt/EBITDA	LIBOR Margin & Letter of Credit	Unused Commitment Fee
Greater than or equal to 2.50:1.00	Default	Default
Great than or equal to 1.75:1.00 and less than 2.50:1.00	2.25%	20 bps
Great than or equal to 1.00:1.00 and less than 1.75:1.00	1.75%	20 bps
Less than 1.00:1.00	1.25%	20 bps

From December 24, 2012, until the Funded Debt to EBITDA Ratio is determined, based upon the Company’s financial statements for the period ending March 31, 2013, the applicable LIBOR Margin shall be 2.75%. The applicable LIBOR Margin shall be adjusted as of the 1st day of the second month following quarter-end. The expiration date of this Line of Credit is December 24, 2014.

The Term Note is for the amount of $2,500,000, together with interest accruing on the outstanding principal balance from December 24, 2012. This loan is collateralized by various real estate and equipment. The Term Note bears interest at a rate per annum equal to the Daily LIBOR Rate plus the applicable “LIBOR Margin” as set forth in the table below:

Funded Debt/EBITDA	LIBOR Margin & Letter of Credit
Greater than or equal to 2.50:1.00	Default
Great than or equal to 1.75:1.00 and less than 2.50:1.00	2.50%
Great than or equal to 1.00:1.00 and less than 1.75:1.00	2.00%
Less than 1.00:1.00	1.50%

From December 24, 2012, until the Funded Debt to EBITDA Ratio is determined, based upon the Company’s financial statements for the period ending March 31, 2013, the applicable LIBOR Margin shall be 3.00%. The applicable LIBOR Margin shall be adjusted as of the 1st day of the second month following quarter-end. We are obligated to make equal month installments of $41,666.67, commencing on January 24, 2013, and continuing on the same day of each month thereafter. Interest shall be payable at the same time as the principal payments. Any outstanding principal and accrued interest shall be due and payable in full on December 24, 2017.

Terms of the PNC Credit Facility require the Company to meet two financial covenants:

1.	Maintain as of the end of each fiscal quarter, on a rolling four quarters basis, a ratio of Funded Debt to EBITDA of less than or equal to 2.50 to 1.00 at close and at December 31, 2012; and 2.25 to 1.00 at December 31, 2013 and thereafter,
2.	Maintain as of the end of each fiscal quarter, on a rolling four quarters basis, a Fixed Charge Coverage Ratio of greater than or equal to 1.25 to 1.00.

The Company paid a closing fee of $4,000 on the Line of Credit and a closing free of $4,000 on the Term Note.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On December 26, 2012, the Company issued a press release announcing the entry into the PNC Credit Facility as well as the Subordinated Debt Holder transactions. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Loan Agreement, dated December 24, 2012, issued by MISCOR Group, Ltd., payable to PNC Bank, National Association

10.2	Committed Line of Credit Note, dated December 24, 2012, issued by MISCOR Group Ltd., payable to PNC Bank, National Association

10.3	Term Note, dated December 24, 2012, issued by MISCOR Group Ltd., payable to PNC Bank, National Association

10.4	Security Agreement, dated December 24, 2012, issued by MISCOR Group Ltd., to PNC Bank, National Association

10.5	Security Agreement, dated December 24, 2012, issued by Magnetech Industrial Services, Inc. to PNC Bank, National Association

10.6	Security Agreement, dated December 24, 2012, issued by HK Engine Components, LLC, to PNC Bank, National Association

10.7	Guaranty Agreement, dated December 24, 2012, issued by Magnetech Industrial Service, Inc., to PNC Bank, National Association

10.8	Guaranty Agreement, dated December 24, 2012, issued by HK Engine Components, LLC, to PNC Bank, National Association

10.9	Base Borrowing Rider, dated December 24, 2012, issued by MISCOR Group, Ltd., to PNC Bank, National Association

10.10	Reimbursement Agreement for Commercial Letter(s) of Credit, dated December 24, 2012, issued by MISCOR Group, Ltd., to PNC Bank, National Association

10.11	Reimbursement Agreement for Standby Letter(s) of Credit, dated December 24, 2012, issued by MISCOR Group, Ltd., to PNC Bank, National Association

10.12	Resolutions for Extensions of Credit and Incumbency Certificate, dated December 24, 2012, issued by MISCOR Group, Ltd., to PNC Bank, National Association

10.13	Resolutions for Extensions of Credit and Incumbency Certificate, dated December 24, 2012, issued by Magnetech Industrial Services, Inc., to PNC Bank, National Association

10.14	Resolutions for Extensions of Credit and Incumbency Certificate, dated December 24, 2012, issued by HK Engine Components, LLC., to PNC Bank, National Association

10.15	Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated December 24, 2012, issued by Magnetech Industrial Services, Inc., to PNC Bank, National Association

99.1	Press Release dated December 26, 2012

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the management of the Company and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein based upon the regulatory review and approval process and due to changes in economic, business, competitive, technological and/or other regulatory factors, as well as other factors affecting the operation of the business of the Company. More detailed information about these factors may be found in the filings by the Company with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2011. The Company is under no obligation, and expressly disclaims any obligation, to update or alter the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR GROUP, LTD

By:	/s/ Marc Valentin
Name:	Marc Valentin, CPA, CGMA
Title:	Chief Accounting Officer

Date: December 28, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan Agreement, dated December 24, 2012, issued by MISCOR Group, Ltd., payable to PNC Bank, National Association

10.2	Committed Line of Credit Note, dated December 24, 2012, issued by MISCOR Group Ltd., payable to PNC Bank, National Association

10.3	Term Note, dated December 24, 2012, issued by MISCOR Group Ltd., payable to PNC Bank, National Association

10.4	Security Agreement, dated December 24, 2012, issued by MISCOR Group Ltd., to PNC Bank, National Association

10.5	Security Agreement, dated December 24, 2012, issued by Magnetech Industrial Services, Inc. to PNC Bank, National Association

10.6	Security Agreement, dated December 24, 2012, issued by HK Engine Components, LLC, to PNC Bank, National Association

10.7	Guaranty Agreement, dated December 24, 2012, issued by Magnetech Industrial Service, Inc., to PNC Bank, National Association

10.8	Guaranty Agreement, dated December 24, 2012, issued by HK Engine Components, LLC, to PNC Bank, National Association

10.9	Base Borrowing Rider, dated December 24, 2012, issued by MISCOR Group, Ltd., to PNC Bank, National Association

10.10	Reimbursement Agreement for Commercial Letter(s) of Credit, dated December 24, 2012, issued by MISCOR Group, Ltd., to PNC Bank, National Association

10.11	Reimbursement Agreement for Standby Letter(s) of Credit, dated December 24, 2012, issued by MISCOR Group, Ltd., to PNC Bank, National Association

10.12	Resolutions for Extensions of Credit and Incumbency Certificate, dated December 24, 2012, issued by MISCOR Group, Ltd., to PNC Bank, National Association

10.13	Resolutions for Extensions of Credit and Incumbency Certificate, dated December 24, 2012, issued by Magnetech Industrial Services, Inc., to PNC Bank, National Association

10.14	Resolutions for Extensions of Credit and Incumbency Certificate, dated December 24, 2012, issued by HK Engine Components, LLC., to PNC Bank, National Association

10.15	Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated December 24, 2012, issued by Magnetech Industrial Services, Inc., to PNC Bank, National Association

99.1	Press Release dated December 26, 2012